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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-85785) and Form S-3 (No. 333-51712, 333-52974
and 333-52976) of EarthCare Company of our report dated April 17, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Tulsa, Oklahoma
April 18, 2001